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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 2000

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits


The following exhibit is furnished herewith:

21 Monthly Servicer's Certificate issued on November 20, 2000 relating to the Series 2000-B Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B Indenture Supplement dated as of August 1, 2000 covering the period of October 1, 2000 through October 31, 2000.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ADVANTA BUSINESS CARD MASTER TRUST

                                      By: Advanta Bank Corp.,
                                          as attorney-in-fact

                                      By: /s/  Mark Hales

                                      Name:Mark Hales
                                      Title:President



                                      ADVANTA BUSINESS RECEIVABLES CORP.

                                      By:/s/ Mark Shapiro
                                      Name:Mark Shapiro
                                      Title:Treasurer


Dated:   November  20, 2000
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                                  Exhibit Index
Exhibit No.                                                                Page

      21.1    Monthly Servicer's Certificate dated November 20, 2000          5
              prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B Indenture Supplement covering the period of October 1, 2000 through October 31, 2000.

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